UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 14, 2006

Commission File Number	Exact Name of Registrant as specified in its charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446

1-3672	Central Illinois Public Service Company (Illinois Corporation) 607 East Adams Street Springfield, Illinois 62739 (217) 523-3600	37-0211380

1-2732	Central Illinois Light Company (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-0211050

1-3004	Illinois Power Company (Illinois Corporation) 370 South Main Street Decatur, Illinois 62523 (217) 424-6600	37-0344645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Central Illinois Light Company

On June 14, 2006, Central Illinois Light Company, d/b/a AmerenCILCO (“CILCO”), an indirect wholly-owned subsidiary of Ameren Corporation, issued and sold $54,000,000 principal amount of its 6.20% Senior Secured Notes due 2016 (the “Series 2016 Notes”) and $42,000,000 principal amount of its 6.70% Senior Secured Notes due 2036 (the “Series 2036 Notes” and, together with the Series 2016 Notes, the “CILCO Notes”) with registration rights in a private placement transaction. The CILCO Notes were issued under CILCO’s Indenture dated as of June 1, 2006 between CILCO and The Bank of New York Trust Company, N.A., as trustee (the “CILCO Indenture”). The Series 2016 Notes will mature on June 15, 2016 and the Series 2036 Notes will mature on June 15, 2036. CILCO will pay interest on the CILCO Notes on June 15 and December 15 of each year. The first such payment will be made on December 15, 2006. CILCO may at any time and from time to time redeem all or a portion of the CILCO Notes at a make-whole redemption price. CILCO will use a portion of the net proceeds from the sale of the CILCO Notes to redeem prior to maturity $20,000,000 aggregate principal amount of its secured medium-term notes 7.73% Series due 2025 and has used the balance of such net proceeds to repay short-term debt.

Until the release date, the Series 2016 Notes and the Series 2036 Notes will each be secured by a related series of CILCO’s first mortgage bonds issued under the Indenture of Mortgage and Deed of Trust dated as of April 1, 1933 between Illinois Power Company, CILCO’s predecessor in interest, and Bankers Trust Company (predecessor to Deutsche Bank Trust Company Americas), as mortgage trustee (the “CILCO Mortgage”). Accordingly, until the release date, the CILCO Notes will be secured ratably with CILCO’s first mortgage bonds in the collateral pledged to secure such bonds. The release date will be the date that all of CILCO’s first mortgage bonds issued and outstanding under the CILCO Mortgage, other than the first mortgage bonds securing the CILCO Notes or other first mortgage bonds securing related senior secured debt securities of CILCO issued under the CILCO Indenture, have been retired. CILCO has agreed that so long as any of the CILCO Notes are outstanding, it will not, prior to June 15, 2009, optionally redeem, purchase or otherwise retire in full its outstanding first mortgage bonds not subject to release provisions. Accordingly, under this covenant, so long as any of the CILCO Notes remain outstanding, the release date will occur no earlier than June 15, 2009.

The CILCO Indenture contains default provisions relating to failure to make required payments on any senior secured debt securities of CILCO (including the CILCO Notes) when due and payable, default in the performance or breach of any other covenants of CILCO for 60 days after notice, certain events in bankruptcy, insolvency or reorganization, and, prior to the release date, the occurrence of a default under the CILCO Mortgage. The CILCO Mortgage contains default provisions relating to failure to make required payments on any outstanding first mortgage bonds, default in the performance of other covenants for 90 days after notice and certain events in bankruptcy, insolvency or receivership.

If an event of default under the CILCO Indenture occurs and is continuing, the trustee under the CILCO Indenture, or the holders of 33% of the outstanding senior secured debt securities of CILCO (including the CILCO Notes), may declare the principal and interest on such senior secured debt securities due and payable immediately. Upon such acceleration, the first mortgage bonds securing the CILCO Notes and any other first mortgage bonds securing senior secured debt securities of CILCO will be immediately redeemable upon demand of the trustee, and surrender thereof to the mortgage trustee, at a redemption price of 100% of the principal amount thereof, together with interest to the redemption date.

CILCO has agreed to file an exchange offer registration statement and/or, under certain circumstances, a shelf registration statement pursuant to a registration rights agreement with the initial purchasers of the CILCO Notes. If CILCO fails to comply with certain obligations under the registration rights agreement, it will be required to pay additional interest at the rate of 0.25% per year on the CILCO Notes for the period of non-compliance (plus an additional 0.25% per year from and during any period in which such non-compliance continues for more than 90 days, up to a maximum rate of 0.50% per year).

Illinois Power Company

On June 14, 2006, Illinois Power Company, d/b/a AmerenIP (“IP”), a wholly-owned subsidiary of Ameren Corporation, issued and sold $75,000,000 principal amount of its 6.25% Senior Secured Notes due 2016 (the “IP Notes”) with registration rights in a private placement transaction. The IP Notes were issued under IP’s Indenture dated as of June 1, 2006 between IP and The Bank of New York Trust Company, N.A., as trustee (the “IP Indenture”). The IP Notes will mature on June 15, 2016. IP will pay interest on the IP Notes on June 15 and December 15 of each year. The first such payment will be made on December 15, 2006. IP may at any time and from time to time redeem all or a portion of the IP Notes at a make-whole redemption price. IP used the net proceeds from the sale of the IP Notes to repay short-term debt.

Until the release date, the IP Notes will be secured by a related series of IP’s mortgage bonds issued and delivered by IP to the trustee under the General Mortgage Indenture and Deed of Trust dated as of November 1, 1992 between IP and Harris Trust and Savings Bank (predecessor to BNY Midwest Trust Company), as mortgage trustee (the “IP Mortgage”). Accordingly, until the release date, the IP Notes will be secured ratably with IP’s mortgage bonds in the collateral pledged to secure such bonds. The release date will be the date that all of IP’s mortgage bonds issued and outstanding under the IP Mortgage, other than the mortgage bonds securing the IP Notes or other mortgage bonds securing related senior secured debt securities of IP under the IP Indenture, have been retired.

The IP Indenture contains default provisions relating to failure to make required payments on any senior secured debt securities of IP when due and payable (including the IP Notes), default in the performance or breach of any other covenants of IP for 60 days after notice, certain events in bankruptcy, insolvency or reorganization, and, prior to the release date, the occurrence of a default under the IP Mortgage. The IP Mortgage contains default provisions relating to failure to make required payments on any outstanding mortgage bonds, default in the performance of other covenants for 60 days after notice and certain events in reorganization, bankruptcy, insolvency or receivership.

If an event of default under the IP Indenture occurs and is continuing, the trustee under the IP Indenture, or the holders of 33% of the outstanding senior secured debt securities of IP (including the IP Notes), may declare the principal and interest on such senior secured debt securities due and payable immediately. Upon such acceleration, the mortgage bonds securing the IP Notes and any other mortgage bonds securing senior secured debt securities of IP will be immediately redeemable upon demand of the trustee, and surrender thereof to the mortgage trustee, at a redemption price of 100% of the principal amount thereof, together with interest to the redemption date.

IP has agreed to file an exchange offer registration statement and/or, under certain circumstances, a shelf registration statement pursuant to a registration rights agreement with the initial purchasers of the IP Notes. If IP fails to comply with certain obligations under the registration rights agreement, it will be required to pay additional interest at the rate of 0.25% per year on the IP Notes for the period of non-compliance (plus an additional 0.25% per year from and during any period in which such non-compliance continues for more than 90 days, up to a maximum rate of 0.50% per year).

Item 8.01.   Other Events

Central Illinois Public Service Company

On June 14, 2006, Central Illinois Public Service Company, d/b/a AmerenCIPS (“CIPS”), a wholly-owned subsidiary of Ameren Corporation, issued and sold $61,500,000 principal amount of its 6.70% Senior Secured Notes due 2036 (the “CIPS Notes”), pursuant to a Registration Statement on Form S-3 (No. 333-59438), which was declared effective on May 2, 2001, and a Prospectus Supplement dated June 8, 2006 to a Prospectus dated May 2, 2001. CIPS is filing this Current Report on Form 8-K to report as exhibits certain documents in connection with that offering.

This combined Form 8-K is being filed separately by Ameren Corporation, CIPS, CILCO and IP (each, a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

Item 9.01.   Financial Statements and Exhibits

(d)    Exhibits.

*1.1	Underwriting Agreement, dated June 8, 2006 between CIPS and Citigroup Global Markets Inc. and Goldman, Sachs & Co., as underwriters.

**4.1

Indenture dated as of December 1, 1998, between CIPS and The Bank of New York Trust Company, N.A., as successor trustee, relating to the CIPS Notes (Registration Statement on Form S-3 filed on April 24, 2001, Exhibit 4.4).

*4.2	First Supplemental Indenture dated as of June 14, 2006, between CIPS and The Bank of New York Trust Company, N.A., as trustee, relating to the CIPS Notes.

*4.3	Indenture dated as of June 1, 2006, between CILCO and The Bank of New York Trust Company, N.A., as trustee, relating to the CILCO Notes.

*4.4	Indenture dated as of June 1, 2006, between IP and The Bank of New York Trust Company, N.A., as trustee, relating to the IP Notes.

*4.5	Company Order establishing the CIPS Notes, including a form of CIPS global note.

*4.6	Company Order establishing the CILCO Notes, including forms of CILCO global and definitive notes.

*4.7	Company Order establishing the IP Notes, including forms of IP global and definitive notes.

**4.8

Indenture of Mortgage and Deed of Trust dated October 1, 1941, from CIPS to U.S. Bank National Association and Patrick J. Crowley (successors to Continental Illinois National Bank and Trust Company of Chicago and Edmond B. Stofft), as trustees (the “CIPS Mortgage”) (Annual Report on Form 10-K for the year ended December 31, 2005, Exhibit 4.60).

*4.9

Supplemental Indenture dated June 1, 2006 by and between CIPS and U.S. Bank National Association, as trustee under the Indenture of Mortgage or Deed of Trust dated October 1, 1941 relating to the First Mortgage Bonds, Senior Notes Series CC securing the CIPS Notes.

**4.10

Indenture of Mortgage and Deed of Trust between Illinois Power Company (predecessor in interest to CILCO) and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as trustee, dated as of April 1, 1933 (the “CILCO Mortgage”) (Annual Report on Form 10-K for the year ended December 31, 2005, Exhibit 4.102).

*4.11

Supplemental Indenture dated as of June 1, 2006 by and between CILCO and Deutsche Bank Trust Company Americas, as trustee under the CILCO Mortgage relating to the First Mortgage Bonds, Senior Notes Series AA and the First Mortgage Bonds, Senior Notes Series BB securing the Series 2016 Notes and the Series 2036 Notes, respectively.

**4.12

General Mortgage Indenture and Deed of Trust dated as of November 1, 1992 between IP and BNY Midwest Trust Company(successor to Harris Trust and Savings Bank), as trustee (the “IP Mortgage”) (Annual Report on Form 10-K for the year ended December 31, 2005, Exhibit 4.125).

*4.13

Supplemental Indenture dated as of June 1, 2006 by and between IP and BNY Midwest Trust Company, as trustee under the IP Mortgage relating to the Mortgage Bonds, Senior Notes Series AA securing the IP Notes.

*5.1	Opinion of Sorling, Northrup, Hanna, Cullen and Cohran, Ltd., an Illinois counsel for CIPS, regarding the legality of the CIPS Notes (including consent).

*5.2	Opinion of Pillsbury Winthrop Shaw Pittman LLP regarding the legality of the CIPS Notes (including consent).

*                                                   Filed herewith.

**                                            Incorporated by reference as indicated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION (Registrant)

By	/s/ Martin J. Lyons
Name:	Martin J. Lyons
Title:	Vice President and Controller
(Principal Accounting Officer)

CENTRAL ILLINOIS PUBLIC SERVICE COMPANY (Registrant)

By	/s/ Martin J. Lyons
Name:	Martin J. Lyons
Title:	Vice President and Controller
(Principal Accounting Officer)

CENTRAL ILLINOIS LIGHT COMPANY (Registrant)

By	/s/ Martin J. Lyons
Name:	Martin J. Lyons
Title:	Vice President and Controller
(Principal Accounting Officer)

ILLINOIS POWER COMPANY (Registrant)

By	/s/ Martin J. Lyons
Name:	Martin J. Lyons
Title:	Vice President and Controller
(Principal Accounting Officer)

Date:  June 19, 2006

Exhibit Index

Exhibit No.	Description
*1.1	Underwriting Agreement, dated June 8, 2006 between CIPS and Citigroup Global Markets Inc. and Goldman, Sachs & Co., as underwriters.

**4.1

Indenture dated as of December 1, 1998, between CIPS and The Bank of New York Trust Company, N.A., as successor trustee, relating to the CIPS Notes (Registration Statement on Form S-3 filed on April 24, 2001, Exhibit 4.4).

*4.2	First Supplemental Indenture dated as of June 14, 2006, between CIPS and The Bank of New York Trust Company, N.A., as trustee, relating to the CIPS Notes.

*4.3	Indenture dated as of June 1, 2006, between CILCO and The Bank of New York Trust Company, N.A., as trustee, relating to the CILCO Notes.

*4.4	Indenture dated as of June 1, 2006, between IP and The Bank of New York Trust Company, N.A., as trustee, relating to the IP Notes.

*4.5	Company Order establishing the CIPS Notes, including a form of CIPS global note.

*4.6	Company Order establishing the CILCO Notes, including forms of CILCO global and definitive notes.

*4.7	Company Order establishing the IP Notes, including forms of IP global and definitive notes.

**4.8

Indenture of Mortgage and Deed of Trust dated October 1, 1941, from CIPS to U.S. Bank National Association and Patrick J. Crowley (successors to Continental Illinois National Bank and Trust Company of Chicago and Edmond B. Stofft), as trustees (the “CIPS Mortgage”) (Annual Report on Form 10-K for the year ended December 31, 2005, Exhibit 4.60).

*4.9

Supplemental Indenture dated June 1, 2006 by and between CIPS and U.S. Bank National Association, as trustee under the Indenture of Mortgage or Deed of Trust dated October 1, 1941 relating to the First Mortgage Bonds, Senior Notes Series CC securing the CIPS Notes.

**4.10

Indenture of Mortgage and Deed of Trust between Illinois Power Company (predecessor in interest to CILCO) and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as trustee, dated as of April 1, 1933 (the “CILCO Mortgage”) (Annual Report on Form 10-K for the year ended December 31, 2005, Exhibit 4.102).

*4.11

Supplemental Indenture dated as of June 1, 2006 by and between CILCO and Deutsche Bank Trust Company Americas, as trustee under the CILCO Mortgage relating to the First Mortgage Bonds, Senior Notes Series AA and the First Mortgage Bonds, Senior Notes Series BB securing the CILCO Notes.

**4.12

General Mortgage Indenture and Deed of Trust dated as of November 1, 1992 between IP and BNY Midwest Trust Company(successor to Harris Trust and Savings Bank), as trustee (the “IP Mortgage”) (Annual Report on Form 10-K for the year ended December 31, 2005, Exhibit 4.125).

*4.13

Supplemental Indenture dated as of June 1, 2006 by and between IP and BNY Midwest Trust Company, as trustee under the IP Mortgage relating to the Mortgage Bonds, Senior Notes Series AA securing the IP Notes.

*5.1	Opinion of Sorling, Northrup, Hanna, Cullen and Cohran, Ltd., an Illinois counsel for CIPS, regarding the legality of the CIPS Notes (including consent).

*5.2	Opinion of Pillsbury Winthrop Shaw Pittman LLP regarding the legality of the CIPS Notes (including consent).

*                                   Filed herewith.

**                            Incorporated by reference herein as indicated.